American Century Variable Portfolios, Inc.

PROSPECTUS SUPPLEMENT

VP VALUE FUND * VP INCOME & GROWTH FUND * VP ULTRA FUND

Supplement dated October 5, 2007 * Prospectuses dated May 1, 2007

[american century investments logo and text logo]

THE FOLLOWING REPLACES THE FIRST PARAGRAPH OF THE SHAREHOLDER FEES (FEES PAID
DIRECTLY FROM YOUR INVESTMENT) SECTION UNDER FEES AND EXPENSES.

Class III shares have a 1% redemption fee for shares that are held less than 60 days. The redemption fee is charged as a percentage of the amount redeemed or exchanged. The fee does not apply to shares purchased through reinvested dividends and capital gains. For an explanation of other fees that may be charged, see your separate account prospectus.

THE FOLLOWING REPLACES THE FIRST TWO PARAGRAPHS OF THE SHARE PRICE,
DISTRIBUTIONS AND TAXES SECTION.

PURCHASE AND REDEMPTION OF SHARES

For instructions on how to purchase and redeem shares, read the prospectus of your insurance company separate account. Your order will be priced at the net asset value next determined after your request is received in the form required by the insurance company separate account. There are no sales commissions or redemption charges unless your shares are subject to a redemption fee, as described below. In addition, certain sales or deferred sales charges and other charges may apply to the variable annuity or life insurance contracts. Those charges are disclosed in the separate account prospectus.

Class III shares are subject to a redemption fee (see SHAREHOLDER FEES under
FEES AND EXPENSES). The redemption fee will be retained by the fund to help cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions. The fee is intended to help prevent abusive trading practices, such as excessive short-term trading. See ABUSIVE
TRADING PRACTICES below.

THE FOLLOWING REPLACES THE THIRD PARAGRAPH OF THE ABUSIVE TRADING PRACTICES
SECTION.

American Century's policies do not permit us to enter into arrangements with fund shareholders that permit such shareholders to engage in frequent purchases and redemptions of fund shares. However, American Century cannot identify individual investors who are engaging in abusive trading practices because the insurance company offering the fund has the exclusive relationship with, and maintains the account records of, the individual investors in the fund.
Therefore, American Century monitors aggregate trades placed in these insurance company separate accounts, and seeks to work with each insurance company to discourage investors from engaging in abusive trading practices and to impose restrictions on the frequency of round-trip trades. As a heightened measure for the fund, the board has approved the imposition of a redemption fee for Class
III shares held less than a specified number of days. See SHAREHOLDER FEES under
FEES AND EXPENSES for a complete description of the redemption fee applicable to the fund. There may be limitations on the ability of insurance companies to impose restrictions on the trading practices of their clients. As a result,
American Century's ability to monitor and discourage abusive trading practices in this fund may be limited.

THE FOLLOWING REPLACES THE SECOND PARAGRAPH OF THE MULTIPLE CLASS INFORMATION
SECTION.

Class I and Class III have the same fees and expenses, with one exception. Class
III shares are subject to a redemption fee (see SHAREHOLDER FEES under FEES AND
EXPENSES). Class II shares have different fees and expenses. The difference in the fee structures between the classes is the result of their separate arrangements for distribution services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. Different fees and expenses will affect performance.

American Century Investment Services, Inc., Distributor

©2007 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

SH-SPL-57135 0710

American Century Variable Portfolios, Inc.

PROSPECTUS SUPPLEMENT

VP INTERNATIONAL FUND

Supplement dated October 5, 2007 * Prospectus dated May 1, 2007

[american century investments logo and text logo]

THE FOLLOWING REPLACES THE FIRST PARAGRAPH OF THE SHAREHOLDER FEES (FEES PAID
DIRECTLY FROM YOUR INVESTMENT) SECTION UNDER FEES AND EXPENSES ON PAGE 5 OF THE
PROSPECTUS.

Class III and Class IV shares have a 1% redemption fee for shares that are held less than 60 days. The redemption fee is charged as a percentage of the amount redeemed or exchanged. The fee does not apply to shares purchased through reinvested dividends and capital gains. For an explanation of other fees that may be charged, see your separate account prospectus.

THE FOLLOWING REPLACES THE FIRST TWO PARAGRAPHS OF THE SHARE PRICE,
DISTRIBUTIONS AND TAXES SECTION ON PAGE 12 OF THE PROSPECTUS.

PURCHASE AND REDEMPTION OF SHARES

For instructions on how to purchase and redeem shares, read the prospectus of your insurance company separate account. Your order will be priced at the net asset value next determined after your request is received in the form required by the insurance company separate account. There are no sales commissions or redemption charges unless your shares are subject to a redemption fee, as described below. In addition, certain sales or deferred sales charges and other charges may apply to the variable annuity or life insurance contracts. Those charges are disclosed in the separate account prospectus.

Class III and Class IV shares are subject to a redemption fee (see SHAREHOLDER
FEES under FEES AND EXPENSES). The redemption fee will be retained by the fund to help cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions. The fee is intended to help prevent abusive trading practices, such as excessive short-term trading. See
ABUSIVE TRADING PRACTICES below.

THE FOLLOWING REPLACES THE THIRD PARAGRAPH OF THE ABUSIVE TRADING PRACTICES
SECTION ON PAGE 12 OF THE PROSPECTUS.

American Century's policies do not permit us to enter into arrangements with fund shareholders that permit such shareholders to engage in frequent purchases and redemptions of fund shares. However, American Century cannot identify individual investors who are engaging in abusive trading practices because the insurance company offering the fund has the exclusive relationship with, and maintains the account records of, the individual investors in the fund.
Therefore, American Century monitors aggregate trades placed in these insurance company separate accounts, and seeks to work with each insurance company to discourage investors from engaging in abusive trading practices and to impose restrictions on the frequency of round-trip trades. As a heightened measure for the fund, the board has approved the imposition of a redemption fee for Class
III and Class IV shares held less than a specified number of days. See
SHAREHOLDER FEES under FEES AND EXPENSES for a complete description of the redemption fee applicable to the fund. There may be limitations on the ability of insurance companies to impose restrictions on the trading practices of their clients. As a result, American Century's ability to monitor and discourage abusive trading practices in this fund may be limited.

American Century Investment Services, Inc., Distributor

©2007 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

SH-SPL-57134 0710